Supplement to Prospectus dated 08/24/2007

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners High Income Fund

Legg Mason Partners Core Plus Bond Fund

(the “Funds”)

Supplement Dated August 24, 2007

to the Prospectuses and

Statements of Additional Information

Dated April 16, 2007

The following information supplements the Prospectuses and Statements of Additional Information for the Funds and supersedes any prior information:

Effective October 17, 2007, the fund’s Class I Shares will be closed to all new purchases and incoming exchanges. Investors owning Class I shares on that date will be permitted to continue to add to their Class I share positions. Please contact your Service Agent for more information.

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